Annual Presentation to Shareholders 2026

Annual Presentation to Shareholders – May 8, 2026 2 Forward Looking Statements Safe Harbor Statement Certain matters discussed within this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 and other periodic or current reports filed with the SEC and include the following: (i) macroeconomic conditions, including due to geopolitical instability and global trade disruptions, which may lead to reduced or disrupted access to capital, rising inflation and could negatively impact the business operations of some of our tenants (ii) the ability of our tenants to pay rent, (iii) our reliance on shopping center "anchor" tenants and other significant tenants, (iv) our substantial relationships with members of the B. F. Saul Company and certain other affiliated entities, each of which is controlled by B. Francis Saul II and his family members, (v) risks such as increases in interest rates, restrictions imposed by our debt, our ability to meet existing financial covenants and our ability to consummate planned and additional financings on acceptable terms or at all, (vi) our access to capital, (vii) our ability to successfully complete acquisitions, developments or redevelopments, or if they are consummated, whether such acquisitions, developments or redevelopments perform as expected, (viii) adverse trends in the retail, office and residential real estate sectors, (ix) risks relating to cybersecurity and potential future uses of artificial intelligence (“AI”), including disruption to our business and operations, reputational risk, regulatory risk, and exposure to liabilities from tenants, employees, capital providers, and other third parties, (x) risks generally incident to the ownership of real property, including adverse changes in economic conditions, changes in the investment climate for real estate, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, the relative illiquidity of real estate and environmental risks, and (xi) risks related to our status as a REIT for federal income tax purposes, such as the existence of complex regulations relating to our status as a REIT, the effect of future changes to REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT. Given these uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements that we make, including those in this presentation. Except as may be required by law, we undertake no obligation to update any of the forward-looking statements as a result of new information, future events or otherwise. You should carefully review the risks and risk factors included in (i) our Annual Report on Form 10-K for the year ended December 31, 2025, and (ii) our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. 2

Annual Presentation to Shareholders – May 8, 2026 3 Non-GAAP Measures Funds from Operations (“FFO”) The National Association of Real Estate Investment Trusts (“Nareit”) developed FFO as a relative non-GAAP financial measure of performance of an equity Real Estate Investment Trust (“REIT”) in order to recognize that income-producing real estate historically has not depreciated on the basis determined in accordance with accounting principles generally accepted in the United States (“GAAP”). FFO is defined by Nareit as net income, computed in accordance with GAAP, plus real estate depreciation and amortization, and excluding impairment charges on depreciable real estate assets and gains or losses from property dispositions. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs, which is disclosed in our consolidated statements of cash flows included in our annual and quarterly reports filed with the SEC. FFO should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of the operating performance of Saul Centers, Inc. (the “Company”) or as an alternative to cash flows as a measure of liquidity. Management considers FFO a meaningful supplemental measure of operating performance because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time (i.e., depreciation), which is contrary to what we believe occurs with our assets, and because industry analysts have accepted it as a performance measure. FFO may not be comparable to similarly titled measures employed by other REITs. Reconciliations of FFO to net income are included in our annual and quarterly reports filed with the SEC. Property Net Operating Income Property net operating income is a non-GAAP financial measure of performance. Property net operating income is defined as net income plus (a) interest expense, net and amortization of deferred debt costs, (b) depreciation and amortization of deferred leasing costs, (c) general and administrative expenses, (d) change in fair value of derivatives, and (e) loss on the early extinguishment of debt minus (f) gains on property dispositions, (g) straight-line base rent, and (h) amortization of above/below market premiums and discounts related to leases acquired in connection with purchased real estate investment properties. Property net operating income is a measure of the operating performance of the Company's properties but does not measure the Company's performance as a whole. Property net operating income should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of the Company's operating performance. Management deems property net operating income a meaningful supplemental measure of operating performance because it is not affected by the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to ownership of the Company's properties. Management believes the exclusion of these items from property net operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred by operating the Company's properties. Other REITs may use different methodologies for calculating property net operating income. Accordingly, property net operating income may not be comparable to those of other REITs. A reconciliation of property net operating income to net income is included in our annual and quarterly reports filed with the SEC. In the ensuing presentation, certain disclosures of property net operating income (a) include straight-line base rent and/or (b) exclude the net operating income of properties that were not in operation for the entirety of the comparable periods. Such variations from the definition of property net operating income are identified as such. 3

Annual Presentation to Shareholders – May 8, 2026 4 71.3%15.9% 12.9% Shopping Centers Office Apartments Total Portfolio Composition (measured by property net operating income) 2025 Shopping Centers – 71.3% Office – 15.9% Apartments – 12.9% 2015 Shopping Centers – 76.9% Office – 20.0% Apartments – 3.1% 2025 DC / Baltimore – 86.0%  Other – 14.0% 2015 DC / Baltimore – 84.5%  Other – 15.5% 86.0% 14.0% DC / Baltimore Other During 2025, 71% of property net operating income was generated by shopping centers. (Property net operating income as used here includes straight-line rent adjustments) We remain committed to our core business of owning and operating grocery-anchored, neighborhood shopping centers. Our shopping centers contributed 71.3% of property net operating income in 2025. Since 2015, the percentage of property net operating income from our apartments has increased from 3.1% to 12.9%, while the percentage derived from office buildings declined from 20.0% in 2015 to 15.9% in 2025. Our most recent developments have primarily been focused on Washington, DC area mixed-use apartment buildings. 4

Annual Presentation to Shareholders – May 8, 2026 5 Total Portfolio Growth (2006 - 2025) Pr op er ty N et O pe ra tin g In co m e (in m ill io ns ) Operating properties: 29 to 59 Leasable area: 5.3 million to 10.6 million square feet Property net operating income: 5.2% compound annual growth rate Growth Since Inception in 1994: - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 200.0 220.0 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 200.0 220.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 (Property net operating income as used here includes straight-line rent adjustments) Total portfolio same property net operating income increased 1.3% in 2025 compared to 2024. 5

Annual Presentation to Shareholders – May 8, 2026 6 Shopping Center Pad Sites Southdale, Glen Burnie, MD From time to time, we use land available at our existing shopping centers to add free-standing pad site buildings. These pad site additions provide attractive cash-on-cash returns and can be quickly accretive. We currently have six new pad sites either under lease or under negotiation, in addition to two pad sites under construction at Ashland Square. 6

Annual Presentation to Shareholders – May 8, 2026 7 Shopping Center Core Operations Annual Presentation to Shareholders – May 13, 2022 9 $91,996 $120,743 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2015 2025 Shopping Center Property Net Operating Income from Grocery-Anchored Centers Property Net Operating Income ($000s) (Property net operating income as used here includes straight-line rent adjustments) Thirty-four of our 50 shopping centers are anchored by a grocery store. These core centers produced approximately 76% of our shopping center property net operating income in 2015 and 83% in 2025. These essential businesses drive traffic and contribute stability to our portfolio’s income. 7

Annual Presentation to Shareholders – May 8, 2026 8 Shopping Center Leasing Percentage Ye ar -E nd L ea si ng P er ce nt ag e 96.0% 95.2% 95.1% 95.5% 93.1% 93.4% 94.7% 95.3% 96.4% 95.6% 95.9% 82% 84% 86% 88% 90% 92% 94% 96% 98% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 10 yr. Avg. = 95.0% Over the past ten years, our year-end shopping center leasing percentage has averaged 95.0%. Our shopping center leasing percentage as of December 31, 2025 was 95.6%. Included in the 95.6% of space leased as of December 31, 2025, is approximately 185,000 square feet of shopping center space that is leased but that has not yet been occupied by the tenant. Collectively, these leases are expected to produce approximately $4.7 million of additional annualized future base rent upon tenant occupancy and following any contractual rent concessions. Our shopping center leasing percentage as of March 31, 2026 was 95.9%. 8

Annual Presentation to Shareholders – May 8, 2026 9 Shopping Center Small Shop Leasing Percentage (in-line spaces < 10,000 square feet) Ye ar -E nd S m al l S ho p Le as in g Pe rc en ta ge 90.4% 91.0% 92.1% 90.2% 88.9% 89.6% 91.2% 94.7% 95.2% 93.2% 93.3% 70% 74% 78% 82% 86% 90% 94% 98% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 10 yr. Avg. = 91.7% As of December 31, 2025, our small shop leasing percentage was 93.2% of small shop available space, 1.5 percentage points higher than our ten-year average of 91.7%. As of March 31, 2026, our small shop leasing percentage was 93.3%. 9

Annual Presentation to Shareholders – May 8, 2026 10 76.0% 79.0% 78.0% 76.0% 73.0% 80.5% 82.2% 84.7% 81.3% 74.7% 58% 63% 68% 73% 78% 83% 88% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Shopping Center Tenant Renewal Percentage 10 yr. Avg. = 78.5% Av er ag e R en ew al P er ce nt ag e A significant contributor to income growth is the number of existing tenants renewing their leases. A higher renewal percentage minimizes lost income from vacancy and reduces landlord capital costs often necessary in re-tenanting space. The percentage of shopping center tenants renewing leases, as measured by expiring base rents, averaged approximately 78.5% over the past ten years. In 2025, 74.7% of shopping center tenants renewed. The lower renewal percentage in 2025 was primarily due to bankruptcies and store closings of a few large tenants. Base rents from tenants renewing in 2025 increased 10.7% over their expiring base rents. 10

Annual Presentation to Shareholders – May 8, 2026 11 Shopping Center Property Net Operating Income Growth 3.0% 2.1% -1.1% 1.6% -5.0% 5.7% 0.9% 4.2% 2.8% 1.1% -7.0% -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 (Property net operating income as used here includes straight-line rent adjustments) Our shopping center property net operating income improved 1.1% year-over-year in 2025. 11

Annual Presentation to Shareholders – May 8, 2026 12 Shopping Center Lease Expirations Schedule $12,652 $19,691 $23,358 $26,112 $18,136 $11,534 $6,090 $5,979 $5,041 $10,396 $11,906 $0 $4,000 $8,000 $12,000 $16,000 $20,000 $24,000 $28,000 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter A nn ua l M in im um R en t ( in th ou sa nd s) Many of our shopping center tenants are signed to long-term leases, reducing the risk associated with re-leasing space. We actively work to re-lease spaces well before their lease expiration dates. As of December 31, 2025, only 8.4% of shopping center leases, as measured by annual minimum rent, were scheduled to expire during 2026. 12

Annual Presentation to Shareholders – May 8, 2026 13 Office 601 Pennsylvania Avenue, Washington, DC The office market continues to be challenging in the Washington, DC metropolitan area as workforce trends, government policy, and the aftermath of the COVID-19 pandemic are reshaping tenant preferences and office attendance. 13

Annual Presentation to Shareholders – May 8, 2026 14 Office Leasing Percentage Ye ar -E nd L ea si ng P er ce nt ag e 86.5% 94.5% 93.6% 91.6% 88.4% 82.3% 82.5% 86.0% 87.9% 88.7% 89.4% 62% 66% 70% 74% 78% 82% 86% 90% 94% 98% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 10 yr. Avg. = 88.2% Over the past ten years, our year-end office leasing percentage has averaged 88.2%. In spite of office market headwinds, our office leasing percentage as of December 31, 2025, was 88.7%, an increase of 0.8 percentage points compared to 2024. At March 31, 2026, our office leasing percentage was 89.4%. 14

Annual Presentation to Shareholders – May 8, 2026 15 Significant Tenant Concentration (year ended December 31, 2025) Percentage of Portfolio Revenue Percentage of Portfolio SF# of LocationsTenant Name 4.5% 6.2%11Giant Food 1.7% 1.1%9CVS 1.5% 0.5%1America’s Health Insurance Plans 1.4% 2.9%2Home Depot 1.3% 2.4%5Safeway 1.3% 2.5%2Lowe’s Home Center 1.2% 0.8%1Wegmans 1.2% 0.7%1Airlines Reporting Corporation 1.1% 1.9%4Kroger / Harris Teeter 1.0% 2.3%5Publix Super Markets 16.2% 21.3%41Total One of our key leasing strategies is to anchor our commercial properties with large, financially stable, essential businesses. We believe this strategy provides predictability in our income streams and makes for financially healthier shopping centers and office properties. 15

Annual Presentation to Shareholders – May 8, 2026 16 Apartments Hampden House Bethesda, MD Delivered: 2025 The Milton at Twinbrook Quarter Rockville, MD Delivered: 2024 The Waycroft Arlington, VA Delivered: 2020 Park Van Ness Washington, DC Delivered: 2016 Lyon Place Arlington, VA Delivered: 2010 Our recent development focused on transit-oriented, residential properties with ground floor retail in the Washington, DC area. We have five operating apartment houses in our portfolio. 16

Annual Presentation to Shareholders – May 8, 2026 17 96.7% 96.7% 98.2% 96.3% 94.8% 97.1% 97.2% 98.0% 98.3% 97.7% 80% 84% 88% 92% 96% 100% 2016* 2017 2018 2019 2020* 2021 2022 2023 2024* 2025* Apartments Leasing Percentage 10 yr. Avg. = 97.1% Ye ar -E nd L ea si ng P er ce nt ag e *Excludes new property opened that year As of December 31, 2025, our apartment leasing percentage was 97.7%, trending above the ten-year year-end average of 97.1%. 17

Annual Presentation to Shareholders – May 8, 2026 18 Apartments Property Net Operating Income 3.1% 5.6% 6.1% 6.3% 6.3% 9.3% 10.4% 11.2% 11.2% 13.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2016* 2017 2018 2019 2020* 2021 2022 2023 2024* 2025* (As % of total portfolio property net operating income) 244; Lyon Place at Clarendon Center (244 units) 515; Park Van Ness (271 units) 1,006; The Waycroft (491 units) 1,458; The Milton at Twinbrook Quarter (452 units) 1,824; Hampden House (366 units) - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2010 2016 2020 2024 2025 Cumulative Total Portfolio Apartment Units Available *Excludes new property opened that year (Property net operating income as used here includes straight-line rent adjustments) With the addition of The Milton at Twinbrook Quarter in 2024 and Hampden House in 2025, we expect the residential percentage of our total portfolio property net operating income to continue to grow. Our apartment portfolio now totals 1,824 units. 18

Annual Presentation to Shareholders – May 8, 2026 19 • 1,413 apartment units • 367,000 SF of retail • 431,000 SF of office • 1,600,000 SF of additional mixed-use development Green arrows indicate current development locations Yellow arrow indicates future development location Blue arrows indicate operating property locations Development and Growth Twinbrook Quarter (additional phases) Development Pipeline Mixed-Use development pipeline nearby three Metro sites North Bethesda (White Flint) As we look toward future growth, we have current and future development sites along the Washington, DC area Metrorail Red Line, including additional phases of Twinbrook Quarter in Rockville and White Flint in North Bethesda. In addition, we recently entered into a lease with Publix to develop a new grocery store at Ashland Square, in Prince William County, Virginia. When complete, Ashland Square is expected to comprise approximately 124,000 square feet of retail space including the 50,325 square foot Publix and approximately 30,000 square feet of small shop space, along with several pad sites. 19

Annual Presentation to Shareholders – May 8, 2026 20 Twinbrook Quarter Rockville, Maryland The first phase of our 18-acre project in Rockville, Maryland, is located adjacent to the Twinbrook Station on Metrorail’s Red Line and includes 452 apartment units and approximately 106,000 square feet of commercial space, including an 81,000 square foot Wegmans and 25,000 square feet of small shop retail. At The Milton at Twinbrook Quarter, as of May 4, 2026, 443 of 452 residential units (98%) have been leased and occupied. Additionally, approximately 101,400 square feet of the ground floor retail (96%) has been leased. The Wegmans supermarket opened for business on June 25, 2025. The remaining leased retail space is expected to open at various times during 2026 as tenants complete their buildouts. 20

Annual Presentation to Shareholders – May 8, 2026 21 Rendering of proposed Glebe Road development Hampden House Bethesda, Maryland Our Hampden House development is located adjacent to both the forthcoming Maryland Purple Line light rail and the Metrorail’s Red Line in downtown Bethesda, Maryland. It includes 366 apartments and 10,100 square feet of ground floor retail. Hampden House opened and residential tenants began moving in on October 1, 2025. As of May 4, 2026, 167 of the 366 (46%) residential units are leased and occupied. Of the approximately 10,100 square feet of ground floor retail, 8,600 square feet (85%) has been leased and tenant build-outs are in progress. 21

Annual Presentation to Shareholders – May 8, 2026 22 Funds From Operations (FFO) & Dividends $3.03 $3.18 $3.11 $3.08 $2.88 $3.14 $3.10 $3.17 $3.10 $2.76 $1.92 $2.05 $2.09 $2.12 $2.12 $2.20 $2.34 $2.36 $2.36 $2.36 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 FFO per share Dividend per share FFO was $2.76 per basic share in 2025, a $0.34 decrease from 2024, primarily due to the initial operations of Twinbrook Quarter Phase I and Hampden House. We continued our strong record of distributions to shareholders, declaring dividends of $2.36 per share in 2025. 22

Annual Presentation to Shareholders – May 8, 2026 23 $124,100 $0 $17,800 $33,400 $23,800 $0 $90,100 $28,800 $53,900 $117,900 $400,100 $0 $75,000 $150,000 $225,000 $300,000 $375,000 $450,000 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 & Beyond Maturities of Fixed-Rate Mortgage and Construction-Permanent Loans Balloon Principal Payment Owed at Maturity * Debt Structure (as of March 31, 2026) (in th ou sa nd s) • $600 million bank credit facility ($140 million term loan and $460 million line of credit) • As of March 31, 2026, $282 million was outstanding under the credit facility • 88.8% of total debt is fixed-rate, with an average interest rate of 4.73% • $1.62 billion of total fixed and variable rate debt outstanding with a weighted average term to maturity of 8.6 years * Excludes unsecured credit facility maturities We have four mortgage debt maturities in 2026, totaling $124.1 million. Two of those four mortgages, totaling $91.4 million, have already been refinanced for proceeds of $145 million. Our remaining maturities of outstanding debt are well-laddered through 2041. This laddered maturity schedule minimizes the risk associated with potential future capital market volatility. Including extension options, the $600 million bank credit facility has a maturity of July 2030. 23

Annual Presentation to Shareholders – May 8, 2026 24 Capital Summary • $185 million perpetual preferred stock carries a 6.05% weighted average dividend rate • As of March 31, 2026, our cash balance was approximately $9.3 million and our undrawn availability under our credit facility was approximately $105.3 million M ar ke t C ap ita liz at io n (in m ill io ns ) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Debt Preferred Equity Common Equity In 2025, we completed $61 million of mortgage financings and increased our bank credit facility from $525 million to $600 million. In addition, our dividend reinvestment plan resulted in equity proceeds of $21.9 million in 2025. 24

Annual Presentation to Shareholders – May 8, 2026 25 Thank You 25